Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                       Worldwide Dollar Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually
stress   the  importance  of  diversification,  a  basic  tenet  of  investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

For  the  six-month period ended April 30, 2001, the fund produced an annualized
yield   of   5.43%   and   an   annualized   effective   yield   of  5.57% .(1)

What is the fund's investment approach?

When managing the fund, we generally closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Fed in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund' s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments, including U.S. Government securities, short-term bank obligations, asset-backed securities, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The U.S. economy was already showing signs of slowing when the reporting period began. Previously, the Fed had been concerned about the economy overheating and raised the federal funds rate by 175 basis points since June 1999.

As a result of these earlier moves, third-quarter 2000 GDP slowed to a growth rate of approximately 2.2%, and fourth-quarter GDP declined to an anemic 1.0%. The short-term markets responded to these developments with lower yields and the Fed held monetary policy steady, choosing not to raise rates further during 2000. However, at
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

its December 2000 meeting, the Fed began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed' s next move would be an interest-rate cut.

Those expectations were quickly realized when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the Federal Open Market Committee (" FOMC" ). The Fed was apparently reacting to weak retail sales, diminishing consumer confidence and softening manufacturing activity, which threatened to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points. However, the short-term market did not respond favorably to this news because yields on money market
securities    had    already   reflected   a   significant   rate   reduction.

In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 50 basis points at the March meeting, and then cut rates again in April between regularly scheduled FOMC meetings. So far in 2001, the Fed has reduced interest rates a total of 200 basis points, and money market yields have declined commensurately.

What is the fund's current strategy?

Throughout the reporting period, we consistently maintained a long weighted average maturity for the fund. This position was designed to maintain then current yields for a longer time while interest rates declined.

Despite the "surprise" rate-cut in April, we currently believe that the Fed is likely to continue to cut interest rates in an attempt to keep the economy out of recession. With concerns about inflation on the back burner, Fed Chairman Alan Greenspan has shown that he continues to be diligent about putting the growth rate back on track. In comments accompanying the April rate-cut announcement, the Fed appeared to be particularly concerned about declining consumer confidence, a measure that has fallen to its lowest level since 1996.

Other statistical evidence has been mixed, with modestly higher unemployment data confirming declining conditions among manufacturers and weakness in the service sector. On the other hand, housing sales have been stronger than many
analysts   expected,   due   in   large   part   to   lower   mortgage   rates.

In our view, the evidence to date suggests that the Fed will likely continue to be aggressive in its efforts to return the economy to more solid footing. By maintaining a long weighted average maturity, we believe the fund is positioned for such a scenario. Of course, we will look to respond to any events that may affect the short-term markets.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 5.35% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 5.49%.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--40.8%                                             Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Banco Bilbao Vizcaya S.A. (London)

   6.40%, 6/7/2001                                                                           50,000,000               50,003,428

Bayerische Hypo-und Vereinsbank AG (London)

   7.01%, 7/17/2001                                                                          50,000,000               50,000,998

Bayerische Landesbank Girozentrale (London)

   5.00%, 2/19/2002                                                                          51,000,000               51,060,364

Canadian Imperial Bank of Commerce (Yankee)

   4.45%, 4/8/2002                                                                           40,000,000               39,996,365

Credit Agricole Indosuez S.A. (London)

   6.89%, 5/3/2001                                                                           30,000,000               30,000,464

Deutsche Bank AG (Yankee)

   4.64%, 9/24/2001                                                                          50,000,000  (a)          49,990,333

Halifax PLC (London)

   5.40%, 7/16/2001                                                                          60,000,000               60,001,234

Landesbank Baden-Wuerttemberg (London)

   4.75%, 6/25/2001                                                                          50,000,000               50,002,264

Nordbanken AB (London)

   5.00%, 2/25/2002                                                                          50,000,000               50,050,436

Royal Bank of Canada (Yankee)

   4.67%, 6/7/2001                                                                           50,000,000  (a)          49,997,466

Skandinaviska Enskilda Banken AB (Yankee)

   6.90%, 8/9/2001                                                                           50,000,000               49,998,053

Union Bank of California N.A.

   4.25%, 7/27/2001                                                                          25,000,000               25,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   6.70%, 9/19/2001                                                                          10,000,000               10,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $566,101,405)                                                                                               566,101,405
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--28.7%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   5.16%, 7/2/2001                                                                           25,000,000               24,782,569

Credit Suisse First Boston Inc.

   6.54%, 5/4/2001                                                                           50,000,000               49,973,458

Den Danske Corp. Inc.

   5.32%, 5/1/2001                                                                           25,000,000               25,000,000



                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital Corp.

   4.81%, 8/10/2001                                                                          65,000,000               64,139,256

General Electric Capital Services Inc.

   6.52%, 5/3/2001                                                                           50,000,000               49,982,389

Nationwide Building Society

   5.25%, 6/12/2001                                                                          40,000,000               39,759,200

Philip Morris Cos. Inc.

   6.68%, 5/29/2001                                                                          35,000,000  (b)          34,824,144

Santander Central Hispano Finance Inc.

   5.17%, 8/6/2001                                                                           50,000,000               49,321,000

Sigma Finance Inc.

   6.63%, 5/9/2001                                                                           60,000,000  (b)          59,914,267

TOTAL COMMERCIAL PAPER

   (cost $397,696,283)                                                                                               397,696,283
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--5.4%
------------------------------------------------------------------------------------------------------------------------------------

Credit Agricole Indosuez S.A.

   4.54%, 1/29/2002                                                                          25,000,000  (a)          24,996,260

Merrill Lynch & Co. Inc.

   4.27%, 5/3/2002                                                                           50,000,000               50,000,000

TOTAL CORPORATE NOTES

   (cost $74,996,260)                                                                                                 74,996,260
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.3%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  5.67%, 8/6/2001

   (cost $60,000,000)                                                                        60,000,000  (c)          60,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--7.9%
-----------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   4.56%, 1/11/2002                                                                          50,000,000  (a)          49,993,014

Standard Federal Bank

   5.03%, 6/4/2001                                                                           60,000,000               60,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $109,993,014)                                                                                               109,993,014

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TIME DEPOSITS--8.9%                                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Firstar Bank USA NA (Grand Cayman)

   4.63%, 5/1/2001                                                                           62,000,000               62,000,000

Regions Bank (Grand Cayman)

   4.63%, 5/1/2001                                                                           61,901,000               61,901,000

TOTAL TIME DEPOSITS

   (cost $123,901,000)                                                                                               123,901,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,332,687,962)                                                           96.0%            1,332,687,962

CASH AND RECEIVABLES (NET)                                                                         4.0%               55,601,011

NET ASSETS                                                                                       100.0%            1,388,288,973

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2001, THESE SECURITIES
AMOUNTED TO $94,738,411 REPRESENTING APPROXIMATELY 6.8% OF NET ASSETS.

C THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE OR
SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY WAS ACQUIRED ON
1/8/2001 AT A COST OF $60,000,000. AT APRIL 30, 2001, THE AGGREGATE VALUE OF
THIS SECURITY WAS $60,000,000 REPRESENTING APPROXIMATELY 4.3% OF NET ASSETS AND
IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,332,687,962  1,332,687,96

Cash                                                                 41,736,660

Interest receivable                                                  14,998,915

Prepaid expenses                                                        171,682

                                                                  1,389,595,219
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           913,843

Accrued expenses                                                        392,403

                                                                      1,306,246
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,388,288,973
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,388,505,399

Accumulated net realized gain (loss) on investments                   (216,426)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,388,288,973
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,388,505,399

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     41,809,811

EXPENSES:

Management fee--Note 2(a)                                            3,375,022

Shareholder servicing costs--Note 2(b)                               1,910,457

Directors' fees and expenses--Note 2(c)                                141,077

Prospectus and shareholders' reports                                    65,889

Custodian fees                                                          55,191

Registration fees                                                       20,442

Professional fees                                                       14,749

TOTAL EXPENSES                                                       5,582,827

Less--reduction in management fee

  due to undertaking--Note 2(a)                                       (519,299)

NET EXPENSES                                                         5,063,528

INVESTMENT INCOME--NET                                              36,746,283
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  81,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                36,827,798

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         36,746,283          79,172,126

Net realized gain (loss) from investments          81,515              (1,163)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   36,827,798          79,170,963
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (36,746,283)        (79,566,221)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,297,393,794       4,753,891,506

Dividends reinvested                           34,494,700          74,468,180

Cost of shares redeemed                    (2,253,222,368)     (5,046,453,513)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             78,666,126        (218,093,827)

TOTAL INCREASE (DECREASE) IN NET ASSETS        78,747,641        (218,489,085)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,309,541,332       1,528,030,417

END OF PERIOD                               1,388,288,973       1,309,541,332

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months Ended
                                    April 30, 2001                                          Year Ended October 31,
                                                               -------------------------------------------------------------------
                                        (Unaudited)            2000            1999            1998            1997           1996
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        1.00             1.00            1.00            1.00            1.00          1.00

Investment Operations:

Investment income--net                        .027             .055            .046            .049            .049          .049

Distributions:

Dividends from
   investment
   income--net                               (.027)           (.055)          (.046)          (.049)          (.049)        (.049)

Net asset value,
   end of period                              1.00             1.00            1.00            1.00            1.00          1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              5.49(a)          5.65            4.52            5.05            5.02          4.96
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                      .75(a)            .75             .75             .75             .75           .81

Ratio of net
   investment income
   to average net assets                     5.44(a)           5.47            4.45            4.95            4.90          4.86

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                    .08(a)            .12             .12             .18             .14           .05
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          1,388,289         1,309,541       1,528,030       1,571,336       1,667,835     1,941,601

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $298,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 2000. If not applied, $76,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004, $79,000 expires in fiscal 2005 and $1,000 expires in fiscal 2008.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 2000 through April 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $519,299 during the period ended April 30, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2001, the fund was charged $977,230 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $564,766 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES


                     For More Information

                        Dreyfus Worldwide Dollar Money Market Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  762SA0401